UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 6, 2022

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Marina Del Rey, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Amendment to Limited Liability Company Operating Agreement of S1 Holdco, LLC
On July 6, 2022, the Fifth Amended & Restated Limited Liability Company Operating Agreement of S1 Holdco, LLC, a Delaware limited liability company (“S1 Holdco”) and a wholly owned subsidiary of System1, Inc., a Delaware corporation (“System1” or the “Company”) was amended and restated by that certain Sixth Amended & Restated Limited Liability Company Operating Agreement of S1 Holdco (the “A&R LLCA”) to amend Schedule A thereof, regarding limitations on the transfer of Class B units of S1 Holdco, by adding a requirement that any exchange of Class B units of S1 Holdco (including the corresponding redemption of Class C common stock of the Company) for Class A common stock of the Company comply with the Company’s then in-force policy regarding such exchanges.

This summary is qualified in its entirety by reference to the full text of the A&R LLCA, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation; Change in Fiscal Year
On July 6, 2022, System1, Inc. (the “Company”) amended and restated its bylaws, effective as of July 6, 2022 in order to bring the lock-up provision contained therein into alignment with the description thereof in the proxy statement / prospectus forming a part of the Registration Statement on Form S-4 (File No.: 333-260714) initially filed by the Company on November 3, 2021, as further amended and supplemented (the “Lock-Up Alignment”). Other than the Lock-Up Alignment, no changes were made to the Company’s bylaws. A copy of the amended & restated bylaws reflecting this amendment is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits
(d): Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws

10.1	Sixth Amended and Restated Limited Liability Company Operating Agreement of S1 Holdco, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date: July 8, 2022	By:	/s/ Daniel J. Weinrot
	Name:	Daniel J. Weinrot
	Title:	General Counsel & Corporate Secretary

3